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                                                                    EXHIBIT 99.6

                           AMENDED AND RESTATED BYLAWS
                                       OF
                         ALTERRA HEALTHCARE CORPORATION
                    (F/K/A ALTERNATIVE LIVING SERVICES, INC.)

                             A Delaware Corporation

                            (effective May 31, 2000)


                                    ARTICLE 1
                                     OFFICES

         Section 1.1 Registered office. The registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of the Corporation's registered agent at such address shall be CT Corporation System.

         Section 1.2 Other offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors (the "Board") may from time to time determine or the business of the Corporation may require.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS


         Section 2.1 Place and Time of Meetings. An annual meeting of the stockholders shall be held for the purpose of electing directors and conducting such other business as may properly come before the meeting. The date, time and place of the annual meeting, either within or without the State of Delaware, shall be determined by resolution of the Board of Directors. Special meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of the stockholders may be called by the Chief Executive Officer for any purpose and shall be called by the Secretary if directed by the Board of Directors.

         Section 2.2 Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a written notice thereof to the stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to the stockholder at stockholder's post office address furnished by stockholder to the Secretary of the Corporation for such purpose or, if stockholder has not furnished to the Secretary stockholder's address for such purpose, then at stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to stockholder at such address by telegraph, cable or facsimile

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telecommunication. Notice shall be deemed given upon delivery (if by hand) or upon deposit in the mail (if by mail) or upon stockholder's receipt (if by telegraph, cable or facsimile).

         Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who waives such notice, and such notice shall be deemed waived by any stockholder who attends such meeting in person or by proxy, except by a stockholder who attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 2.3 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such notice is otherwise expressly required by law or hereunder. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, the notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

         Section 2.4 List of Stockholders. The Secretary shall make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and specifying the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence of which stockholders are entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 2.5 Quorum. Except as otherwise provided by law or the Certificate of Incorporation, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock of all classes of capital stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. If a quorum is not present, the holders of the shares present in person or represented by proxy at the meeting, and entitled to vote thereat, shall


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have the power to adjourn the meeting to another time and/or place by the affirmative vote of the holders of a majority of such shares.

         Section 2.6 Voting; Proxies.

                           (a) At each meeting of the stockholders, each
                  stockholder shall be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and held by the stockholder and registered in the stockholder's name on the books of the Corporation:

                                    (i) on the date fixed pursuant to Section
                           7.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

                                    (ii) if no such record date is so fixed,
                           then (a) at the close of business on the day next preceding the day on which notice of the meeting is given or (b) if notice of the meeting is waived, at the close of business on the day next preceding the day on which the meeting is held.

                           (b) Unless otherwise provided in a shareholders
                  agreement, persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote such shares, unless in the pledgor's transfer on the books of the Corporation he expressly empowered the pledgee to vote such shares, in which case only the pledgee or the pledgee's proxy may represent and vote such stock. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

                           (c) Unless otherwise provided in a shareholders
                  agreement, voting rights may be exercised by the stockholder entitled thereto in person or by the stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless that proxy shall provide for a longer period. A duly executed proxy shall be irrevocable if it so states and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder who may have given a proxy prior to any meeting shall not, solely by attending such meeting, revoke the same unless he notifies the secretary of the meeting of his intent to revoke the proxy, in writing, prior to the voting of the proxy. At any meeting of the stockholders at which a quorum is present, all matters (except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law) shall be decided by the vote of a


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                  majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. Voting at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

         Section 2.7 Conduct of Meetings. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a Chairman designated by the Board of Directors, or in the absence of such designation by a Chairman chosen at the meeting by the stockholders attending. The Corporation's Secretary shall act as secretary of the meeting, but in his or her absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8 Meetings of Series A Stockholders. In addition to meetings of stockholders held pursuant to the provisions of Sections 2.1 to 2.7 hereof, special meetings ("Series A Stockholders Meetings") of the holders of shares of the Corporation's Series A 9.75% Cumulative Convertible Pay-in-Kind Preferred Stock (the "Series A Stock") may be called from time to time, for the purpose of considering any matter or taking any action with respect to which the holders of Series A Stock are entitled to a vote pursuant to the terms of the Certificate of Designations, Rights and Preferences of the Series A Stock, by the Chief Executive Officer and shall be called by the Secretary if requested in writing by at least two (2) members of the Board or by the holders of not less than ten percent (10%) of the issued and outstanding shares of Series A Preferred Stock (any such request complying with the terms hereof being referred to as a "Series A Meeting Request").

Upon receipt of a Series A Meeting Request, the Corporation shall take such action as is required under the Delaware General Corporation Law to duly hold and call a Series A Stockholders Meeting, including, but not limited to, the setting of the date, time and place of such meeting. Until such time as any shares of Series A Stock are registered pursuant to the Securities Exchange Act of 1934, as amended, the Corporation shall schedule a Series A Stockholders Meeting within 15 days of receipt of a Series A Meeting Request at a location within Grand Rapids, Michigan; provided, however, that if the provisions of any applicable laws (including applicable securities laws) or of any rules or regulations of any exchange on which the Corporation's shares are listed require the Corporation to provide notice or take other action that cannot be reasonably completed in such 15 day period, such meeting shall be held as soon thereafter as is reasonably practicable. Except as expressly set forth in this Section 2.8, any Series A Stockholders Meeting shall be called and held in accordance with and subject to the other provisions of these Bylaws.

                                    ARTICLE 3
                               BOARD OF DIRECTORS


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         Section 3.1 General Powers. The property, business and affairs of the
Corporation shall be managed by the Board of Directors.

         Section 3.2 Number and Term of Office. For so long as the Senior Securities Condition (hereinafter defined) is met, the Board of Directors shall be comprised of nine (9) directors, four (4) of whom shall be elected by the holders of the Series A Stock (the "Series A Directors"), and five (5) of whom shall be elected by the holders of the Common Stock, $.01 par value (the "Common Stock") of the Corporation (the "At-Large Directors"). At such time as the Senior Securities Condition is no longer met, the Board of Directors shall be comprised of nine (9) directors elected by the holders of the Common Stock, all of whom shall be At-Large Directors. Directors need not be stockholders of the Corporation. The directors of the Corporation shall hold office until their successors shall have been duly elected or appointed and shall qualify or until their resignation or removal in the manner hereinafter provided.

         Section 3.3 Election of Directors. At each annual meeting of the stockholders, the holders of the Common Stock, voting together as a class, shall elect the At-Large Directors and, for so long as the Senior Securities Condition is met, the holders of the Series A Stock shall elect the Series A Directors, each of whom shall hold office for a term of one year or until a successor is elected and qualified.

         Section 3.4 Resignations; Removal. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time is not specified, immediately upon its receipt by the Board or Secretary. Unless otherwise specified in the notice, the acceptance of such resignation shall not be necessary to make it effective. Any director may be removed at any time, with or without cause, by the holders of a majority of shares of (i) Common Stock, in the case of an At-Large Director and (ii) Series A Stock, in the case of a Series A Director.

         Section 3.5 Vacancies. Any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors or any other cause, may be filled by the remaining At-Large Directors (in the case of an At-Large Director), the remaining Series A Directors (in the case of a Series A Director) or by the holders of the Common Stock (in the case of an At-Large Director), or the holders of the Series A Stock (in the case of a Series A Director), in each case by a plurality of the votes cast at a meeting of such stockholders. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed in the manner provided herein.

         Section 3.6 Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting.


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         Directors may participate in any regular or special meeting of the
Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

         Section 3.7 Annual Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such annual meeting shall not be required.

         Section 3.8 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as required by law, notice of regular meetings need not be given.

         Section 3.9 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, Chief Executive Officer or a majority of the authorized number of directors. Except as otherwise provided by law or by these Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by facsimile telecommunication, telegraph or cable or be delivered personally not less than forty-eight (48) hours before the time at which the meeting is to be held. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting other than a director who attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.10 Quorum and Manner of Acting. Except as otherwise provided in these Bylaws (including, without limitation, Section 3.11 hereof) or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. If no quorum exists, a majority of directors present at any meeting may adjourn the same from time to time until a quorum is present. Notice of any adjourned meeting need not be given.

         Section 3.11 Special Majority Approval. For so long as (A) in the aggregate, in excess of $50 million of face amount (or stated value, as applicable) of (i) Series A Stock, (ii) Series A 9.75% Pay-in-Kind Convertible Debentures, and (iii) Series B 9.75% Non-Voting, Pay-in-Kind Preferred Convertible Debentures of the Corporation (collectively, the "Senior Securities") remain outstanding and (B) any shares of Series A Stock remain outstanding (this state of affairs referred to herein as the "Senior Securities Condition"), the following actions of the Corporation or, if applicable, of the Subsidiaries (hereinafter defined), shall require the approval of at least seven
(7) of the nine (9) members of the Board of Directors (such approval referred to herein as a "Special Majority"):


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                  (i)      The addition, deletion or amendment of any provision
                           in the bylaws or certificate of incorporation of the Corporation or any restatement of the bylaws or certificate of incorporation of the Corporation;

                  (ii) Any change in the size or structure of the Board of Directors of the Corporation;

                  (iii) The appointment or election of the Chairman of the Board of the Corporation;

                  (iv) Adoption of annual operating and capital budgets for the Corporation and its Subsidiaries;

                  (v) Any borrowings or renewals or extensions of borrowings by the Corporation or Subsidiaries involving, or the establishment of any credit facilities contemplating borrowings of, in excess of $5,000,000;

                  (vi) Issuance of any capital stock by the Corporation or any Subsidiary that after the event or events described herein will not be a wholly owned Subsidiary (a "Partial Sub") or of any security convertible into, or exchangeable for, shares of capital stock of the Corporation or any Partial Sub or the issuance by the Corporation or any Partial Sub of any option, warrant or right to purchase any such capital stock or securities or of any arrangement that provides a share or interest in their capital or earnings, excluding (i) the approval of employee stock option plans or the grant of options thereunder to employees; (ii) the issuance of the Series A Preferred Stock, the Series A 9.75% Convertible Pay-in-Kind Debentures ("Series A Debentures"), the Series B 9.75% Convertible Pay-in-Kind Debentures (the "Series B Debentures") and the Series C Convertible Pay-in-Kind Debentures ("Series C Debentures") pursuant to the Purchase Agreement dated as of April 26, 2000 related thereto, as amended;
                           (iii) the issuance of any pay-in-kind dividend or coupon on the Series A Preferred Stock, the Series A Debentures, the Series B Debentures and the Series C Debentures, together with the issuance of any securities upon the conversion, exchange or exercise of any other related right in accordance with the terms thereof (any such securities so issued, the "Derivative Securities"); (iv) the issuance of any securities upon the conversion, exchange or exercise of any other related right in accordance with the terms of any Derivative Securities issued; and (v) the issuance of such shares or securities pursuant to the exercise of convertible securities or options outstanding as of the effective date of these Amended and Restated Bylaws or subsequently issued with the approval of a Special Majority;


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                  (vii)    The guaranty by the Corporation or any of its
                           Subsidiaries of the debts, liabilities or obligations of any third party (other than the Corporation or any wholly-owned Subsidiary) or the lending by them of funds to any third party, in either case where the amount involved exceeds $5,000,000;

                  (viii) The declaration of dividends on any class of the capital stock of the Corporation or the redemption of any shares of capital stock of the Corporation excluding dividends payable on the Series A Preferred Stock and excluding any mandatory redemption of the Series A Preferred Stock or any capital stock that are Derivative Securities;

                  (ix) The establishment of committees of the Board of Directors of the Corporation and the election or appointment of members of all committees of the Board of Directors of the Corporation;

                  (x) Any matter or series of related matters involving capital expenditures or commitments by the Corporation and Subsidiaries exceeding $5,000,000 in the aggregate;

                  (xi) Any disposition by the Corporation or any Subsidiary of assets resulting in net proceeds to the Corporation and Subsidiaries of $5,000,000 or more or a loss of $2,000,000 or more;

                  (xii) Any merger, consolidation, share exchange, business combination, recapitalization or other similar transaction to which the Corporation is a party or in which capital stock of the Corporation would be issued, converted or otherwise modified;

                  (xiii) The taking or instituting of proceedings for the winding-up, dissolution or liquidation of the Corporation;

                  (xiv) Any modification of the Corporation's shareholder rights plan; and

                  (xv) The employment of or termination of any of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Corporation, the terms of employment thereof and the approval of the annual compensation and bonuses of such officers.

"Subsidiary" means, for purposes hereof, any corporation, limited partnership, limited liability company or other business entity in which the Corporation or one or more of its Subsidiaries or the Corporation and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by the Corporation or one or more of its Subsidiaries or the Corporation and one or more of its Subsidiaries.


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         Section 3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or committee.

         Section 3.13 Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each director for any expense incurred on account of attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

         Section 3.14 Committees. By resolution passed by a Special Majority, the Board may designate one or more committees. Any such committee, to the extent provided in the Board's resolution and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers requiring it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee and that member's alternate, if the Board appoints alternates, the member or members thereof present at any meeting and not disqualified from voting (whether or not the member or members constitute a quorum) may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. The Corporation has elected to be governed by Section 141(c)(2) of the General Corporation Law of the State of Delaware.

         Section 3.15 Committee Rules. Each committee of the Board of Directors may elect from its members a chairman of the committee and may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by resolution of the Board designating such committee, but in all cases the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.

         The members of each committee of the Board of Directors may participate in committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceeding can hear each other, and such participation shall constitute presence in person at such proceedings.

         Section 3.16 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors or any committee designated by the Board at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or forwards such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.


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                                    ARTICLE 4
                                    OFFICERS

         Section 4.1 Number. The officers of the Corporation shall be chosen by the Board and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except the offices of President and Secretary.

         Section 4.2 Election; Term of Office; Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with
Section 4.3, shall be elected annually by the Board at the first meeting thereof held after the election of the Board. Each officer shall hold office until his successor has been duly chosen and qualifies or until his resignation or removal in the manner hereinafter provided.

         Section 4.3 Assistants, Agents and Employees, Etc. In addition to the officers specified in Section 4.1, the Board may appoint such other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

         Section 4.4 Resignation; Removal. Any officer or agent may resign at any time upon written notice to the Board or the Secretary of the Corporation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 4.5 Vacancies. A vacancy in any office caused by death, resignation, removal, disqualification or otherwise, may be filled by the Board for the unexpired portion of the term of that office by a majority vote of the directors then in office.

         Section 4.6 Chairman of the Board ("Chairman"). The Chairman, if one is elected, shall preside at all meetings of the Board and stockholders; and shall perform such other duties and have such other powers as the Board may from time to time prescribe. The Board may also elect a Vice Chairman who, in the absence of the Chairman, shall preside at all meetings of the Board and stockholders; and shall perform such other duties and have such other powers as the Board may from time to time prescribe. References herein to the Chairman shall mean, in circumstances in which the Chairman is absent or unavailable, the Vice Chairman.

         Section 4.7 The Chief Executive Officer. The Chief Executive Officer ("CEO"), if one is elected, shall be the chief executive officer of the Corporation; shall have general and active management of the business of the Corporation; shall, in the absence of the Chairman, preside at meetings of the Board and stockholders; and shall see that all orders and resolutions of the Board


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are carried into effect. In addition to the Chairman and the President, the CEO shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof are expressly delegated by the Board to some other officer or agent of the Corporation.

         Section 4.8 The President. The President, subject to the direction of the CEO, if one is elected, shall have general and active management of the business of the Corporation; shall, in the absence of the Chairman and the CEO, preside at meetings of the Board and stockholders; and shall see that all orders and resolutions of the Board and the CEO are carried into effect. In addition to the Chairman and the CEO, the President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof is expressly delegated by the Board to some other officer or agent of the Corporation.

         Section 4.9 Chief Operating Officer. The Chief Operating Officer ("COO"), subject to the direction of the President, shall have general management responsibility for the day-to-day business and operations of the Corporation, and shall perform such other duties and exercise such other powers as the Board, the CEO or the President may, from time to time, determine or these Bylaws may prescribe.

         Section 4.10 Vice President. The Vice President, or if there shall be more than one, the vice presidents shall perform such other duties and have such other powers as the Board, the CEO or the President may, from time to time, determine or these bylaws may prescribe.

         Section 4.11 Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board and all meetings of the stockholders; shall record all the proceedings of the meetings of the stockholders and of the Board in a book to be kept for that purpose; and shall perform like duties for the Board's standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board; shall perform such other duties as may be prescribed by the Board, the CEO or the President, under whose supervision he or she shall act; shall have custody of the corporate seal of the Corporation; and shall have authority to affix the same to any instrument requiring it and, when it is so affixed, may attest it by his or her signature. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section 4.12 Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; shall deposit all monies and other valuable effects in the name and to the credit of the Corporation as may be ordered by the Board taking proper vouchers for such disbursements; and shall render to the CEO, the President and the


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

Board, at its regular meetings or when the Board so requires, an account of the Corporation. If required by the Board, the Treasurer shall give the Corporation a bond (which shall be renewed every six (6) years) in such sums and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation. The Assistant Treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         Section 4.13 Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that he or she is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that he or she is also a director of the Corporation.

                                    ARTICLE 5
                                 INDEMNIFICATION


         Section 5.1 Action, Etc. Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contenders or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his or her conduct was unlawful.

         Section 5.2 Actions, Etc., by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys, fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery of the State of Delaware or such other court shall deem proper.

         Section 5.3 Determination of Right of Indemnification. Any indemnification under Section 5.1 or 5.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.1 or 5.2. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders.

         Section 5.4 Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.1 or 5.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 5.5 Right to Advancement of Expenses. Expenses (including attorneys' fees) incurred by a director in defending any civil, criminal, administrative or investigative action, suit or proceeding by reason of the fact that he or she is or was a director, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that any such advancement of expenses shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified for such expenses. Expenses (including attorneys' fees) incurred by an officer in defending a civil, criminal, administrative, or investigative action, suit or proceeding by reason of the fact that he or she is or was an officer, employee or agent of the Corporation may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding if and as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid or advanced by the Corporation if and as authorized by the Board in the specific case and upon such terms and conditions as the Board deems appropriate.

         Section 5.6 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5.7 Insurance. Upon resolution passed by the Board, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

         Section 5.8 Constituent Corporations. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

         Section 5.9 Other Enterprises, Fines, and Serving at Corporation's Request. For the purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as used in this Article.

         Section 5.10 Right of Indemnitee to Bring Suit or Proceeding. The rights to indemnification and to the advancement of expenses conferred in this
Article 5 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any repeal or modification of the provisions of this Article 5 shall be prospective only and shall not adversely affect any right or protection hereunder of any person with respect to any action, suit or proceeding arising out of or relating to any act or omission occurring prior to the time of such repeal or modification. If a claim under this Article 5 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses by a director, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring a suit or other proceeding against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or proceeding, or in a suit or proceeding brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses (including attorneys' fees) of prosecuting or defending such suit or proceeding. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit or proceeding that indemnification of the indemnitee is proper under the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit or proceeding brought by the indemnitee, be a defense to such suit or proceeding. In any such suit or proceeding brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover the advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this
Article 5 or otherwise, shall be on the Corporation.

                                    ARTICLE 6
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.


         Section 6.1 Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         Section 6.2 Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

         Section 6.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power is delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the CEO, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money that are payable to the order of the Corporation.

         Section 6.4 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power is delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                    ARTICLE 7
                                      STOCK


         Section 7.1 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him. The certificates representing shares of such stock shall be numbered in the order in which they are issued and shall be signed in the name of the Corporation by the CEO, the President or a Vice President, and by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificates may be a facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature was placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except as provided in Section 7.4.

         Section 7.2 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 7.3, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. Whenever any transfer of shares is made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

         Section 7.3 Regulations. The Board may make such rules and regulations as it may deem expedient (if not inconsistent with these Bylaws) concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

         Section 7.4 Lost, Stolen, Destroyed and Mutilated Certificates. In any case of loss, theft, destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

         Section 7.5 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders (or any adjournment thereof) or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If, in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting, the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                    ARTICLE 8
                                  MISCELLANEOUS


         Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

         Section 8.2 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

         Section 8.3 Waiver of Notices. Whenever notice is required to be given by these Bylaws, by the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

         Section 8.4 Amendments. Except as expressly provided herein, these Bylaws, or any of them, may be amended, modified, repealed or adopted and new Bylaws may be made (i) by the Board, acting at any meeting of the Board, acting by Special Majority, or (ii) by the holders of the Common Stock and Series A Stock, each voting as a separate class, at any annual meeting of stockholders, without previous notice, or at any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Except as expressly provided herein, any Bylaws made or altered by the stockholders may be altered or repealed by either the Board or the stockholders.